PROFUNDS VP

Supplement dated July 29, 2005 to the Prospectus dated May 1, 2005,

as revised July 11, 2005

Howard Rubin, CFA, Senior Portfolio Manager of ProFund Advisors LLC, serves as a member of the investment teams serving the following ProFunds VP: Bull, Small-Cap, OTC, Asia 30, Europe 30, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Mid-Cap, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity. Mr. Rubin has been a Senior Portfolio Manager of ProFund Advisors LLC since November 2004 (except for the period from May 13, 2005 to July 17, 2005), and Portfolio Manager from April 2000 to November 2004.

Investors should retain this supplement for future reference.